Exhibit 99.6

DCB FINANCIAL CORP

UP TO 1,307,799 COMMON SHARES ISSUABLE UPON

EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of rights (the “Subscription Rights”) to purchase common shares, no par value (“Common Shares”), of DCB Financial Corp (the “Company”), pursuant to the rights offering described in the Company’s prospectus dated             , 2012, (the “Prospectus”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, Inc., as subscription agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the basic subscription right as to the number of Common Shares specified below on behalf of beneficial owners of Subscription Rights, (2) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the over-subscription privilege as to the number of Common Shares specified below, applicable only to those beneficial owners who have fully exercised their basic subscription right, listing separately below for each beneficial owner the basic subscription right and any associated over- subscription privilege (without identifying any such beneficial owner) and (3) with respect to any exercise of the over-subscription privilege described in (2) above, each such beneficial owner’s basic subscription right has been exercised in full:

	NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVER- SUBSCRIPTION PRIVILEGE

1.

2.

3.

4.

5.

[Certification continues on the following page]

Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
Authorized Signature

Name:
(please print or type)

Title:
(please print or type)

Provide the following information if applicable:

Depository Trust Company (“DTC”) participant number

Participant:

By:
Signature

Name:
(please print or type)

Title:
(please print or type)

DTC Subscription Confirmation Numbers